EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report of Trey Resources, Inc. ("the Company") on Form 10-QSB/A for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Mark Meller, President, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.



                                        Date: June 9, 2004


                                        By /s/ Mark Meller
                                        ----------------------------------------
                                        Mark Meller
                                        President, Chief Executive Officer and
                                        Principal Financial Officer and Director